SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)               November 13, 2003
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                              KIRLIN HOLDING CORP.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                  0 -25336                   11-3229358
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(State or Other Jurisdiction      (Commission File               (IRS Employer
    of Incorporation)                  Number)               Identification No.)



6901 Jericho Turnpike, Syosset, NY                             11791
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code         (800) 899-9400
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                                  Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

          99.1 Press Release, dated November 13, 2003 announcing September 30, 2003 financial results.

Item 12. Results of Operations and Financial Condition.

     On November 13, 2003, Kirlin Holding Corp. issued a press release discussing its financial results for the second quarter ended September 30, 2003. The press release is included as Exhibit 99.1 hereto.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     November 13, 2003            KIRLIN HOLDING CORP.
                                        (Registrant)




                                        By:  /s/ Anthony J. Kirnicic
                                            ___________________________
                                             Anthony J. Kirincic
                                             President







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